Subsequent Event	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Event

21.	Subsequent Events

In January 2012, we entered into three-year reinsurance agreements with Vitality Re III Limited, an unrelated insurer. The agreements allow us to reduce our required statutory capital and provide $150 million of collateralized excess of loss reinsurance coverage on a portion of Aetna's group Commercial Insured Health Care business.

On February 24, 2012, our Board declared a cash dividend of $.175 per common share that will be paid on April 27, 2012, to shareholders of record at the close of business on April 12, 2012.

Also on February 24, 2012, our Board approved a new share repurchase program that authorizes us to repurchase up to $750 million of our common stock.